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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 12, 2006
                        (Date of earliest event reported)

                              LASERCARD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                    0-06377                   77-0176309
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

          1875 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043
              (Addresses of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 969-4428

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.

Signatures


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 12, 2006, the Compensation Committee of Registrant's Board of Directors recommended to the independent directors and the independent directors approved management bonuses for fiscal 2006 and a bonus plan for fiscal 2007. For fiscal 2006, bonuses aggregating $770,215 were approved for all management employees, including bonuses of $241,713 for Richard M. Haddock, President and CEO; $182,918 for Christopher J. Dyball, Chief Operating Officer; $137,842 for Steven
G. Larson, Chief Financial Officer; and $96,685 for Stephen Price-Francis, Vice President, Sales and Marketing. These bonuses were determined based upon whether the officers met their Management by Objectives ("MBOs") and how the Company performed in terms of meeting the annual revenue growth and profit targets set forth in the annual operating plan. The bonus plan for fiscal 2007 provides for bonuses based on 100% achievement of target goal levels as a function of base salaries for fiscal 2007, which were adjusted as follows:

Mr. Haddock: bonus at target of 70% of base salary of $350,000 Mr. Dyball: bonus at target of 50% of base salary of $305,000 Mr. Larson: bonus at target of 50% of base salary of $265,000 Mr. Price-Francis: bonus at target of 45% of base salary of $192,000.

The bonuses are to be a function of Registrant's revenue achievement (30%) and pre-tax earnings (30%) relative to the annual operating plan; the individual officer's MBO accomplishment (20%); and board discretion (20%). The bonuses can range from zero to 150% of target based on Company performance. In addition, all automobile-related benefits for the officers were terminated and Mr. Haddock was given the 1997 vintage car which the Company had owned and been providing him usage of. Finally, options grants of 75,000 for Mr. Haddock, 50,000 for Mr. Dyball, 40,000 for Mr. Larson, and 25,000 for Mr. Price-Francis were approved, with three-quarters of such options to be granted on May 24, 2006, and, subject to stockholder approval at the annual stockholders meeting of an increase in the shares reserved under the Company's 2004 Equity Incentive Compensation Plan, the remaining one-quarter to be granted on September 22, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 18th day of May, 2006.

LASERCARD CORPORATION
(Registrant)

By:  /s/ STEVEN G. LARSON
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       Steven G. Larson
       Vice President, Finance and Chief Financial Officer